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                                                                   EXHIBIT 10.2

                  OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

         This Offshore Securities Subscription Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Agreement has been executed by the undersigned in connection with the private placement of shares of Common Stock of PONDER INDUSTRIES, INC., a corporation organized under the laws of Delaware, United States of America (hereinafter referred to as the "Seller"). The undersigned EAGLE MANAGEMENT SERVICES LIMITED (hereinafter referred to as the "Purchaser") hereby represents and warrants to, and agrees with Seller, as follows:

1. AGREEMENT TO SUBSCRIBE

         a. The undersigned hereby agrees to purchase 750,00 shares of Common Stock of Seller (the "Shares").

         b. Form of Payment. Purchaser shall pay the agreed purchase price by delivering a Promissory Note in the principal amount of $456,000, payable on or before 60 days from the issue date of the receipt of the Shares.

2. SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

         a. Offshore Transaction. Purchaser represents and warrants to Seller as follows:

                  i. Purchaser is not a U.S. person a that term is defined under Regulation S;

                  ii. At the time the buy order was originated, Purchaser was outside the United States as of the date of the execution and delivery of this Agreement;

                  iii. Purchaser is purchasing the Shares for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States;

                  iv. Each distributor participating in the offering of the securities, if any, has agreed in writing that all offers and sales of the securities prior to the expiration of a period commencing on the date of the transaction and ending 40 days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of Shares under the Securities Act of 1933 or pursuant to an exemption from registration;





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                  v.       Purchaser represents and warrants and hereby agrees
                           that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the transaction and ending 40 days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of securities under the Securities Act of 1933 or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such a registration or to such exemption from registration.

                  vi. All offering documents received by Purchaser include statements to the effect that the Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U. S. persons during a period commencing on the date of the transaction and ending 40 days thereafter unless the Shares are registered under the Securities Act of 1933 or an exemption from the registration requirements is available.

                  vii. Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.

                  viii. Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares.

                  ix. Purchaser represents and warrants that the subject purchase of Shares by Purchaser is not a transaction (or any element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the 1933 Act.

         b. Current Public Information. Purchaser acknowledges that Purchaser has been furnished with or has acquired copies of the Seller's most recent Annual Report on the Form 10-K filed with the Securities and Exchange Commission and any Forms 10-Q and 8-K filed thereafter (collectively the "SEC Filings").

         c. Independent Investigation; Access. Purchaser acknowledges that Purchaser in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all


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                  material books and records of the Seller, SEC filings, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from Seller or any person acting on its behalf concerning the terms and conditions of the offering. Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of the Seller and materials relating to the offer and sale of the Shares which have been requested. Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

         d. No Government Recommendation or Approval. Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.

3. ISSUER REPRESENTATIONS

         a. Reporting Company Status. Seller is reporting issuer as defined by Rule 902 of Regulation S. Seller is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g), or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Seller has registered its common stock pursuant to Section 12 of the Exchange Act and the common stock is quoted on NASDAQ.

         b.       Offshore Transaction.

                  i. Seller has not offered these securities to any person in the United States or to any U. S. person as that term is defined in Regulation S.

                  ii. At the time this buy order was originated, Seller and/or its agent, reasonably believed Purchaser was outside the United States and was not a U.S. person.

                  iii. Seller and/or its agents, reasonably believe that the transaction has not been pre-arranged with a Purchaser in the United States.

                  iv. Seller represents and warrants that the subject sale of Shares by Seller is not a transaction (or any element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the 1933 Act.

         c. No Directed Selling Efforts. In regard to this transaction, Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S, nor has Seller conducted any general solicitation relating to the


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                  offer and sale of the within securities to persons resident within the United States or elsewhere.

4. EXEMPTION; RELIANCE ON REPRESENTATIONS. Purchaser understands that the offer and sale of the Shares is not being registered under the 1933 Act. Seller is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of Regulation S govern this transaction. Purchaser agrees that it will only effect an offer and sale of the shares if the Note remains unpaid in full. The transaction restriction in connection with this offshore offer and sale restrict Purchaser from offering and selling to U. S. person or for the account or benefit of a U.S. person for a 40-day period. Rule 903(c)(2) governs the 40- day transaction restriction.

5. TRANSFER AGENT INSTRUCTIONS. Seller's transfer agent will be instructed to issue certificates representing Shares in the names of purchasers to be specified. These certificates will be without a restrictive legend, but Purchasers agree that such shares shall remain subject to the terms of this Agreement.

6. CONDITIONS TO THE COMPANY'S OBLIGATIONS TO SELL. Purchaser understands that Seller's obligation to sell the Stock is conditioned upon:

         a.       The receipt and acceptance by Seller of this Subscription
                  Agreement.

         b.       Delivery of the Promissory Note.

7. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. Seller understands that Purchaser's obligation to purchase the Stock is conditioned upon:

         a. Acceptance by Purchaser of a satisfactory Subscription Agreement for the transfer of Shares;

         b. Delivery of certificates for Shares of Common Stock registered in the name of designated individual purchasers.

8. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the rulings of the laws of the State of Texas, U.S.A.


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         IN WITNESS WHEREOF, this Offshore Securities Subscription Agreement was duly executed on the date first written below.

         DATED this 22nd day of December, 1995.

                                         PURCHASER:

                                         EAGLE MANAGEMENT SERVICES LIMITED
                                         an Isle of Man corporation


                                         By: /s/ William Vincent Walter


ACCEPTED this ____ day of
December, 1995

PONDER INDUSTRIES, INC.


By  /s/ Larry Armstrong, President


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